STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 010 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions
Employer	$ 6,812,066	$ 17,908,894
Employee	34,783,588	34,663,703
Rollover	7,127,778	10,435,822
Total contributions	48,723,432	63,008,419
Investment income
Interest and dividends	18,612,286	13,167,629
Net appreciation in fair value of investments	73,244,672	50,480,676
Total investment income	91,856,958	63,648,305
Interest Income on participant loans	704,277	603,438
Total additions	141,284,667	127,260,162
Deductions from net assets
Benefits paid to participants	73,796,951	86,102,079
Administrative fees	463,730	527,278
Other deductions	10,637	0
Total deductions	74,271,318	86,629,357
Net increase	67,013,349	40,630,805
Plan assets transferred in (Note G)	0	42,983,680
Beginning of year	698,993,837	615,379,352
End of year	$ 766,007,186	$ 698,993,837